Exhibit 10.27
Second Amendment to Term Loan Agreement
     This Second Amendment to Term Loan Agreement, dated as of March 11, 2008 (this “Second Amendment”), to the Term Loan Agreement referred to below, among Collective Brands Finance, Inc., a Nevada corporation (formerly known as “Payless ShoeSource Finance, Inc.”, the “Borrower”), Collective Brands, Inc., a Delaware corporation (the “Parent”), the Lenders (as defined in the Term Loan Agreement), Citicorp North America, Inc., as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”) and JPMORGAN CHASE BANK, N.A., as a Lender.
RECITALS
     WHEREAS, the Borrower, the Parent, the Administrative Agent and the other Lenders party to the Term Loan Agreement dated as of August 17, 2007 (as amended, the “Term Loan Agreement”), desire to amend the Term Loan Agreement as set forth herein; and
     NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     Section 1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Term Loan Agreement.
     Section 2. Amendment. The Term Loan Agreement is, effective as of the Effective Date (as defined below), hereby amended as follows:
     (a) Section 8.4 (Sale of Assets) of the Term Loan Agreement is hereby amended by deleting the word “Borrower” thereof after the words “except in the case of the” in the fifth line after the inception of Section 8.4 thereof and subsituting the word “Parent” thereof.
     Section 3. Affirmation and Acknowledgment of the Borrower.
     The Borrower hereby ratifies and confirms all of its Obligations to the Administrative Agent and the Lenders, including, without limitation, the Term Loans, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders all indebtedness, obligations and liabilities in respect of the Term Loans and all other amounts due under the Term Loan Agreement and the other Loan Documents as amended hereby. The Borrower hereby confirms that the Obligations are and remain secured pursuant to the Loan Documents and pursuant to all other instruments and documents executed and delivered by the Borrower as security for the Obligations.
     Section 4. No Other Waivers, Amendments or Consents.
     Except to the extent amended hereby, the Term Loan Agreement shall remain unchanged and in full force and effect. The waiver and consents contained herein shall not extend beyond the terms expressly set forth herein for such waiver and consents, nor impair any right or power accruing to the Administrative Agent or the Lenders with respect to any other Default or Event of Default or any Default or Event of Default which occurs after the date hereof. Nothing in this Second Amendment is intended or shall be construed to be a novation of any Obligations or any part of the Term Loan

Agreement or any of the other Loan Documents or to affect, modify or impair the continuity or perfection of the Lenders’ Liens under the Term Loan Agreement and Loan Documents.
     Section 5. Representations, Warranties and Covenants.
     To induce the undersigned Lenders to enter into this Second Amendment, the Borrower and Parent hereby warrant, represent and covenant to and with to the Lenders and the Administrative Agent that: (a) this Second Amendment has been duly authorized, executed and delivered by the Borrower and Parent; (b) this Second Amendment and the Term Loan Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and Parent, enforceable in accordance with their respective terms; (c) after giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing as of this date; and (d) no approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower and Parent of this Second Amendment or the Term Loan Agreement as amended hereby.
     Section 6. Conditions to Effectiveness. This Second Amendment shall become effective on the date (the “Effective Date”) when the Administrative Agent, for the benefit of the Lenders, shall have received one or more counterparts of this Second Amendment, duly executed, completed and delivered by the Borrower, the Parent, the Administrative Agent and the Lenders.
     Section 7. Reimbursement of Expenses.
     As provided in Section 11.3 (Costs and Expenses) of the Term Loan Agreement, the Borrower hereby agrees to reimburse the Administrative Agent on demand for all reasonable fees and reasonable out-of-pocket costs and expenses (including without limitation the reasonable and actual fees and expenses of its counsel) incurred by the Administrative Agent in connection with the negotiation, documentation and consummation of this Second Amendment and the other documents executed in connection herewith and the transactions contemplated hereby.
     Section 8. Governing Law.
     This Second amendment shall be governed by, and construed in accordance with, the laws of the state of New York for contracts to be performed entirely within said state and any applicable laws of the United States of America.
     Section 9. Headings.
     Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purposes.
     Section 10. Severability of Provisions.
     Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the Borrower and Parent hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.
     Section 11. Counterparts.

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     This Second Amendment may be executed in any number of several counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns. Delivery of an executed signature page of this Second Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
     Section 12. Entire Agreement.
     The Term Loan Agreement as amended through this Second Amendment embodies the entire agreement between the parties hereto relating to the subject matter thereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter thereof.
     Section 13. No Strict Construction.
     The parties hereto have participated jointly in the negotiation and drafting of this Second Amendment. In the event an ambiguity or question of intent or interpretation arises, this Second Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Second Amendment.
     Section 14. Waiver of Jury Trial.
     Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Second Amendment or any other Loan Document.
     Section 15. No Third Party Reliance.
     This Second Amendment is solely for the benefit of the parties signatory hereto, their successors and permitted assigns. No waiver, consent or amendment pursuant to this Second Amendment may be relied upon by any third parties.
[Signature Pages to follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers or representatives thereunto duly authorized, as of the date first above written.

Collective Brands Finance, Inc. as Borrower

Collective Brands, Inc. as a Loan Party

Payless ShoeSource, Inc., a Missouri corporation as a Loan Party

Payless ShoeSource Distribution, Inc. as a Loan Party

By:	/s/ Ullrich E. Porzig
	Name:	Ullrich E. Porzig
Its: Authorized Representative

[Signature Page to Second Amendment to Term Loan Agreement]

Citicorp North America, Inc., as Administrative Agent and Lender
By:	/s/ Michael M. Schadt
	Name:	Michael M. Schadt
	Title:	Director

[Signature Page to Second Amendment to Term Loan Agreement]

JPMORGAN CHASE BANK, N.A., as Lender
By:	/s/ Patrick.J.Fravel
	Name:	Patrick.J.Fravel
	Title:	VP

[Signature Page to Second Amendment to Term Loan Agreement]